UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2025

WINTRUST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9700 W. Higgins Road, Suite 800 Rosemont, Illinois	60018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 939-9000

Not Applicable

(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTFC	The NASDAQ Global Select Market
Depositary Shares, Each Representing a 1/1,000th Interest in a Share of 7.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series F, no par value	WTFCN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 3.03. Material Modification to Rights of Security Holders.

On July 15, 2025, Wintrust Financial Corporation (the “Company”) filed with the Secretary of the State of Illinois two Statements of Resolution (the “Modifications”) relating to the Company’s Amended and Restated Articles of Incorporation, as amended. The Modifications were filed solely to formally reflect that no shares of the Company’s Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, no par value per share (the “Series D Preferred Stock”), which series was created in 2015, and no shares of the Company’s 6.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E, no par value (the “Series E Preferred Stock”), which series was created in 2020, remain issued and outstanding. As a result of the Modifications, the shares formerly designated as the Series D Preferred Stock and the Series E Preferred Stock were returned to the status of authorized and unissued shares of the Company’s preferred stock.

The only issued and outstanding series of preferred stock of the Company is the Company’s 7.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series F, no par value (the “Series F Preferred Stock”), 17,000 shares of which were issued and sold in the Company’s previously disclosed public offering of depositary shares, each representing a 1/1,000th interest in a share of Series F Preferred Stock, which was completed on May 22, 2025.

Copies of the Modifications are attached hereto as Exhibit 3.1 and Exhibit 3.2 and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

The information under Item 3.03 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Statement of Resolution of the Board of Directors of Wintrust Financial Corporation Regarding the Series D Preferred Stock.

3.2	Statement of Resolution of the Board of Directors of Wintrust Financial Corporation Regarding the Series E Preferred Stock.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION

By:	/s/ Kathleen M. Boege
Kathleen M. Boege
Executive Vice President, Chief Legal Officer and Corporate Secretary

Date: July 16, 2025